UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2020

Columbia Property Trust, Inc.
(Exact name of registrant as specified in its charter)

MD	001-36113	20-0068852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

315 Park Avenue South, New York, NY 10010
(Address of principal executive offices, including zip code)

(212) 687-0800
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	CXP	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 12, 2020, Columbia Property Trust (the "Company") held its annual meeting of stockholders. The following matters were submitted to the stockholders for a vote:

The Company's stockholders elected the following individuals to the Company's board of directors to serve until the 2021 annual meeting of stockholders and until their successors are duly elected and qualified:

	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
Carmen M. Bowser	85,486,939	808,569	149,613	10,504,971
John L. Dixon	82,662,167	3,629,611	153,343	10,504,971
David B. Henry	78,815,025	7,473,907	156,189	10,504,971
Murray J. McCabe	82,540,298	3,749,689	155,134	10,504,971
E. Nelson Mills	85,154,834	1,138,845	151,442	10,504,971
Constance B. Moore	85,485,244	811,707	148,170	10,504,971
Michael S. Robb	83,462,491	2,833,900	148,730	10,504,971
Thomas G. Wattles	85,167,127	1,123,739	154,255	10,504,971
Francis X. Wentworth	85,163,040	1,125,208	156,873	10,504,971

The Company's stockholders voted to approve, on an advisory basis, the compensation of the named executive officers as disclosed in the Company's 2020 proxy statement (the "Proxy Statement") as follows:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
79,397,639	6,740,736	306,746	10,504,971

The Company's stockholders indicated their preference, on an advisory basis, for holding future advisory votes on executive compensation on an annual basis as follows:

Number of Shares Voted For One Year	Number of Shares Voted For Two Years	Number of Shares Voted For Three Years	Number of Shares Abstained	Broker Non-Votes
83,695,675	161,544	2,325,235	262,667	10,504,971

The Company's stockholders voted to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2020 as follows:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained
95,125,527	1,616,534	208,031

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbia Property Trust, Inc.

May 18, 2020	By:	/s/ James A. Fleming
James A. Fleming
Chief Financial Officer